UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2022

KKR Real Estate Finance Trust Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38082	47-2009094
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Hudson Yards, Suite 7500
New York, New York	10001
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 750-8300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KREF	New York Stock Exchange
6.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	KREF PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2022, the Board of Directors (the “Board”) of KKR Real Estate Finance Trust Inc. (the “Company”), upon the approval and recommendation of the Compensation Committee of the Board (the “Compensation Committee”), adopted the KKR Real Estate Finance Trust Inc. Directors and Officers Deferral Plan (the “Plan”). The Plan is an unfunded, unsecured deferred compensation plan that allows participants to defer receipt of shares of the Company’s common stock issuable upon vesting of any Restricted Stock Unit (“RSU”) in a manner intended to comply with Section 409A of the Internal Revenue Code of 1986. Non-employee members of the Board, officers of the Company and, subject to the designation of the Compensation Committee, managers or officers of KKR Real Estate Finance Manager LLC, the Company’s external manager, are eligible to participate in the Plan. The Plan is administered by the Compensation Committee.

Pursuant to the Plan, participants may elect to defer receipt of all or a portion of any shares of the Company’s common stock issuable upon vesting of any RSU granted to such participant in 25% increments. No dividend equivalent right applicable to any RSU will be subject to deferral. Deferred stock units credited to participant shall be entitled to dividend equivalent payments upon payment by the Company of dividends on shares of the Company’s common stock in the same form and amount equal to the amount of such dividends and are not subject to deferral under the Plan.

Distributions under the Plan will generally be paid in a one-time distribution or in up to ten annual installments, as elected by the participant, to occur on (i) a fixed date following the date the RSUs would have otherwise vested, (ii) upon the participant’s termination of employment or service or (iii) the earlier of (i) or (ii) above. A lump sum distribution is automatically triggered by a change in control of the Company or upon such participant’s death.

The description of the Plan is not complete and is qualified in its entirety by reference to the Plan filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits:

Exhibit Number	Description
10.1	KKR Real Estate Finance Trust Inc. Directors and Officers Deferral Plan.
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR REAL ESTATE FINANCE TRUST INC.

	By:	/s/ Vincent J. Napolitano
		Name:	Vincent J. Napolitano
		Title:	General Counsel and Secretary

Date: March 21, 2022